Prospectus Supplement

September 20, 2013

Morgan Stanley Institutional Fund, Inc.

Supplement dated September 20, 2013 to the Morgan Stanley Institutional Fund, Inc. (the "Fund") Prospectus dated July 15, 2013 of:

Small Company Growth Portfolio
(Class IS Shares)
(the "Portfolio")

Effective October 15, 2013, the section of the Fund's Prospectus entitled "Shareholder Information—Exchange Privilege" is hereby deleted and replaced with the following:

You may exchange Class IS shares of the Portfolio for Class IS shares of certain other portfolios of the Fund (the "Fund Class IS Portfolios") or the Morgan Stanley Institutional Fund Trust Mid Cap Growth Portfolio (the "MSIFT Class IS Portfolio"), if available, without the imposition of an exchange fee. In addition, you may exchange Class IS shares of the Portfolio for Class IS shares of Morgan Stanley Global Fixed Income Opportunities Fund or Morgan Stanley Multi Cap Growth Trust (each, a "Morgan Stanley Retail Class IS Fund" and, together with the Fund Class IS Portfolios and the MSIFT Class IS Portfolio, the "Morgan Stanley Class IS Funds"), if available, without the imposition of an exchange fee. In addition, you may exchange Class IS shares of the Portfolio for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley Liquid Asset Fund Inc., Morgan Stanley New York Municipal Money Market Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a "Morgan Stanley Money Market Fund") or for Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust ("Limited Duration U.S. Government Trust" and, together with the Morgan Stanley Class IS Funds and the Morgan Stanley Money Market Funds, the "Morgan Stanley Class IS Exchangeable Funds"), if available, without the imposition of an exchange fee. Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Class IS Exchangeable Fund (subject to any applicable redemption fee). To obtain a prospectus for another Morgan Stanley Class IS Exchangeable Fund, contact your Financial Intermediary or call the Fund at 1-800-548-7786. Prospectuses are also available on our internet site at www.morganstanley.com/im. If you purchased Class IS shares of the Portfolio through a Financial Intermediary, certain Morgan Stanley Class IS Exchangeable Funds may be unavailable for exchange. Contact your Financial Intermediary to determine which Morgan Stanley Class IS Exchangeable Funds are available for exchange.

The current prospectus for each Morgan Stanley Class IS Exchangeable Fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Class IS Exchangeable Funds, exchanges are not available into Morgan Stanley Class IS Exchangeable Funds that are not currently being offered for purchase.

You can process your exchange by contacting your Financial Intermediary. Otherwise, you should send exchange requests to the Fund's transfer agent, Boston Financial Data Services, Inc., by mail to Morgan Stanley Institutional Fund, Inc., c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804. Exchange requests can also be made by calling 1-800-548-7786.

When you exchange for shares of another Morgan Stanley Class IS Exchangeable Fund, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Morgan Stanley Class IS Exchangeable Fund receives your exchange order. The Morgan Stanley Class IS Exchangeable Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. An exchange of Class IS shares of the Portfolio held for less than 30 days from the date of purchase will be subject to the 2% redemption fee described above. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. The Fund reserves the right to reject an exchange order for any reason.

Please retain this supplement for future reference.

  MSIEQUISSPT-0913